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                                                                   Exhibit 10.22


                                CO-SALE AGREEMENT

     Agreement made and entered into as of January 24, 1997, by and among Summit Ventures IV, L.P., Summit Investors III, L.P. and Summit Subordinated Debt Fund, L.P. (each of whom is sometimes referred to as a "Significant Shareholder" and all of whom are referred to herein collectively as the "Significant Shareholders") Triton Systems, Inc., a Mississippi corporation (the "Company") and F.S.C. Corp. (together with its successors and assigns, the "Warrantholder;" as initial Warrantholder, "F.S.C.".

     The Company has issued a Warrant of even date herewith (the "Warrant") in favor F.S.C. permitting F.S.C. to purchase the Company's Common Stock.

     Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Warrant.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Significant Shareholders, the Company and the Warrantholder, the parties do hereby agree as follows:

     1. Each of the Significant Shareholders agrees that it will not sell or otherwise transfer or dispose ("Transfer") for value any shares of Common Stock or Convertible Securities of the Company to any third party other than to an Affiliate without first giving written notice in reasonable detail to the Warrantholder at least twenty (20) days prior to such sale or agreement to sell and affording the Warrantholder the opportunity to participate pro-rata in such sale or agreement to sell, as hereinafter provided. In the event that the Significant Shareholders have agreed to sell their shares of Common Stock and/or Convertible Securities (i) in a transaction in which all of the outstanding capital stock of the Company is being sold, or (ii) in a Group Sale Transaction (as hereinafter defined) the Warrantholder shall be entitled to and, if so requested by the Significant Shareholders shall, participate in such transaction on an equivalent basis to the Significant Shareholders. In such event the Warrantholder shall sell the same proportion of their Warrant Shares owned or issuable as that proportion of shares which are being sold or conveyed by the Significant Shareholders bears to the total number of shares of Common Stock owned by the Significant Shareholders. The Warrantholders shall be entitled to receive payment at the same time as the Significant Shareholders receive their payment.

     As used herein, the defined term "Group Sale Transaction" shall refer to a transfer (whether by sale, merger or otherwise) of in excess of 75% of the outstanding shares of Common Stock (assuming the full conversion of all Convertible Securities. In the event that less than all of the Company is sold in connection with a sale by the Significant Shareholders of their Shares of Common Stock in a transaction which is not a Group Sale Transaction, the Warrantholder shall receive proceeds from such sale on a pro-rata basis with the Significant Shareholders, plus cash in the amount of their pro-rata share of the fair market value of all non-cash consideration received by the Significant Shareholders. The pro-rata participation in such sale or agreement to sell which each Warrantholder shall be entitled, shall be in the proportion that the aggregate number of Warrant Shares held by such Warrantholder assuming the full conversion of all

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Warrants bears to the aggregate number of shares of Common Stock into which any
Convertible Securities held by the Significant Shareholders and the holders of all other equity holders participating in the sale transaction could then be converted, assuming the full conversion of all Convertible Securities.

     2. All notices and other communications under this Agreement (A) shall be in writing which shall include communications by telex and telecopy, (B) be (i) sent by registered or certified mail, return receipt and postage prepaid, or
(ii) delivered by hand, and (C) be given at the following respective addresses and telex and telecopier numbers and to the attention of the following persons:

     (i) if to the Warrantholder or to the Bank, at the address, telex and telecopier numbers and to the attention of the person listed in the Warrant; and

     (ii) if to the Significant Shareholders at the addresses set forth in
          Schedule 1 annexed hereto.

     3. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws, provisions thereof.

                                       TRITON SYSTEMS, INC.

                                       By: /s/ Ernest L. Burdette
                                       ------------------------------
                                       Name: ERNEST L. BURDETTE
                                       Title: PRESIDENT


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                      [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                     SUMMIT VENTURES IV, L.P.

                                     By:  Summit Partners III, L.P.,
                                          General Partner

                                     By:  Stamps, Woodsum & Co. III,
                                          General Partner


                                     By: /s/ Joseph F. Trustey
                                        ----------------------------------
                                        General Partner

                                     SUMMIT INVESTORS III, L.P.

                                     By: /s/ Joseph F. Trustey
                                        ----------------------------------
                                        Authorized Signatory


                                     SUMMIT SUBORDINATED DEBT
                                     FUND, L.P.

                                     By:  Summit Partners SD, L.P.
                                          Its General Partner


                                     By: /s/ Joseph F. Trustey
                                        ----------------------------------
                                        General Partner


                                     F.S.C. CORP.



                                     By:
                                        ----------------------------------
                                        Name:
                                        Title: